UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 12, 2019

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On February 12, 2019, James L. Herbert, Chairman of the Board of Directors of Neogen Corporation (the “Registrant”), entered into a sales Plan (the “Plan”) with a securities brokerage firm to sell up to 200,000 shares of the Registrant’s common stock directly or beneficially owned by Mr. Herbert. The number of shares to be sold pursuant to the Plan is subject to adjustment for stock splits, reverse stock splits, stock dividends, and other recapitalization events.

The Plan directs the brokerage firm to sell the shares during the period beginning April 1, 2019 and ending October 1, 2019 in increments of 5,000 shares per trading week at any time the market price of the stock is at or in excess of $60. If at any time the stock price is at or in excess of $65, the maximum number of shares that may be sold in any one trading week increases to 10,000. If at any time the stock price is at or in excess of $70, the maximum number of shares that may be sold in any one trading week increases to 15,000.

Mr. Herbert entered into the Plan as part of his personal long-term investment strategy for asset diversification and liquidity and he will have no control over the timing of the sales of shares under the Plan. All sales of shares pursuant to the Plan are subject to the terms and conditions of the Plan and the Plan may be terminated at any time.

The Plan is intended to comply with the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended. Rule 10b5-1 permits insiders to sell shares of stock over a designated period of time by establishing pre-arranged written plans at a time when the insiders are not in possession of material non-public information. The stock transactions under the Rule 10b5-1 Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. Neogen undertakes no obligation to report on Form 8-K any Rule 10b5-1 plans that may be adopted by any of its other officers and directors or to report on Form 8-K any modifications or termination of any publicly announced trading plans, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
Date: February 15, 2019	(Registrant)

/s/ Steven J. Quinlan
Steven J. Quinlan
Vice President & CFO